National Life Insurance Company

National Variable Annuity Account II

National Variable Life Insurance Account

Supplement dated May 15, 2015

to the Prospectuses dated May 1, 2015

for the Varitrak and Investor Select Policies and for the Sentinel Advantage Variable Annuity Contract

and to the Prospectus dated May 1, 2009, as supplemented to date,

for the Sentinel Estate Provider Policy

Closing of the T. Rowe Price Health Sciences Subaccount

The Varitrak, Investor Select and Sentinel Estate Provider policies and the Sentinel Advantage Variable Annuity contract, each issued by National Life Insurance Company (“we” or “us”), offer a subaccount that invests in the T. Rowe Price Health Sciences Portfolio (the “Health Sciences Fund”), a series of the T. Rowe Price Equity Series, Inc. (“T. Rowe Price”).  We have received notice that the Board of Directors of T. Rowe Price has approved closing the Health Sciences Fund to new investors after the market close on June 1, 2015 (the “Closing Date”).

Therefore, effective June 1, 2015, the Health Sciences Fund will no longer be available as an investment option under the policies and contracts listed above for policy and contract owners who are not already invested in the Health Sciences Fund as of the Closing Date.

If, on the Closing Date, you have account value in the subaccount that invests in the Health Sciences Fund (the “Health Sciences Subaccount”), you may remain invested in the Health Sciences Fund after the Closing Date, and may continue to add to your account value in that Subaccount.  If at any time following the Closing Date, your policy or contract does not have account value in the Health Sciences Subaccount, either because you reallocated to another subaccount, or due to cost of insurance charges, policy loan or for other reasons, the Health Sciences Fund will no longer be available to you as an investment option.

If you do not have account value in the Health Sciences Subaccount on the Closing Date, the Health Sciences Fund will not be available to you as an investment option following the Closing Date.  In this case, if we receive a premium payment after the Closing Date that is allocated in whole or in part to the Health Sciences Subaccount, and you do not instruct us of an alternative subaccount designation, we may allocated such allocated amount into the Money Market Subaccount.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.